UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 12, 2019

New Senior Investment Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 West 46th Street, Suite 2204 New York, New York	10036
(Address of principal executive offices)	(Zip code)
646-822-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common stock, $0.01 par value per share	SNR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of New Senior Investment Group Inc. (the “Company”), held on June 12, 2019, the stockholders of the Company voted on the matters described below.
As of April 15, 2019, the record date for the Annual Meeting, holders of 83,010,225 shares of common stock of the Company were entitled to vote.

1.
The Company’s stockholders elected three Class II directors to serve until the 2022 annual meeting of stockholders, and until their successors are elected and duly qualified, subject to earlier retirement, resignation or removal. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Susan Givens	52,158,077	1,932,095	24,227,408
Michael D. Malone	49,657,484	4,432,688	24,227,408
David H. Milner	52,182,189	1,907,983	24,227,408

2.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
77,847,775	393,872	75,933

3.
The Company’s stockholders did not approve amendments to the Company’s Certificate of Incorporation and Bylaws to provide for the annual election of all directors. The numbers of shares that voted for, against and abstained from voting for or against the proposal, and represented broker non-votes with respect to this proposal are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,683,337	285,783	121,052	24,227,408

4.
The Company’s stockholders approved amendments to the Company’s Certificate of Incorporation and Bylaws to eliminate provisions that are no longer applicable. The numbers of shares that voted for, against and abstained from voting for or against the proposal are summarized in the table below.

Votes For	Votes Against	Abstentions
75,842,589	1,068,990	1,406,001

5.
The Company’s stockholders did not approve amendments to the Company’s Bylaws to implement majority voting in uncontested director elections. The numbers of shares that voted for, against and abstained from voting for or against the proposal, and represented broker non-votes with respect to this proposal are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,165,976	746,913	177,283	24,227,408

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of New Senior Investment Group Inc.
3.2	Amended and Restated Bylaws of New Senior Investment Group Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: June 13, 2019	By:	/s/ Lori B. Marino
Lori B. Marino
Executive Vice President, General Counsel & Secretary

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